UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2017

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the

Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

McDermott International, Inc. (“MDR”) is filing this Current Report on Form 8-K to provide a recast of the presentation of the historical financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) filed with the Securities and Exchange Commission (the "SEC"), to reflect changes to our reportable segments which took effect in the first quarter of 2017. In this Form 8-K, unless the context otherwise indicates, “we,” “us” and “our” mean MDR and its consolidated subsidiaries, and references to any of the Notes to the accompanying Consolidated Financial Statements refer to the Notes to the Consolidated Financial Statements included in Item 8 of Exhibit 99.1 to this report.

We report financial results under three reportable segments consisting of (1) the Americas, Europe and Africa (“AEA”), (2) the Middle East (“MEA”) and (3) Asia (“ASA”). We also report certain corporate and other non-operating activities under the heading “Corporate and Other.” Corporate and Other primarily reflects costs that are not allocated to our reportable segments.

In the first quarter of 2017, we implemented certain changes to our financial reporting structure, as follows:

•

Corporate expenses, certain centrally managed initiatives (such as restructuring charges), impairments, year-end mark-to-market pension actuarial gains and losses, costs not attributable to a particular reportable segment, and unallocated direct operating expenses associated with the underutilization of vessels, fabrication facilities and engineering resources, are no longer apportioned to our reportable segments. Those expenses are reported under “Corporate and Other”.

•	Research and development (“R&D”) expenses are separately presented in our Consolidated Statements of Operations. Previously R&D expenses were included in Cost of Operations.
•

Gain (loss) on foreign currency, net is included in Other non-operating income (expense), net in our Consolidated Statements of Operations.  Previously, Gain (loss) on foreign currency, net was separately presented.

•

Our Note 19, Segment Reporting, to the accompanying Consolidated Financial Statements, includes, under caption “Information about Operations”, a reconciliation of segment operating income (loss) before income taxes to Income (loss) before income taxes in our Consolidated Statements of Operations.

We are filing this Current Report on Form 8-K to recast our Consolidated Financial Statements as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016, 2015 and 2014, to reflect the changes described above.  The recast Consolidated Financial Statements and revised notes to the Consolidated Financial Statements are included in Exhibit 99.1 to this report, which is incorporated by reference into this Item 8.01.  Also included in Exhibit 99.1 is the report of our independent registered public accounting firm on the Consolidated Financial Statements, which is unchanged from the report included in the 2016 Form 10-K, other than the dual date to reflect the recast and reissuance. Except for minor, nonsubstantive revisions, only the following notes have been revised from their previous presentation:

•	Note 1, Basis of Reporting and Significant Accounting Policies, only under the caption “Business Segments” and “Classification”;
•	Note 3, Use of Estimates;
•	Note 4, Restructuring;
•	Note 8, Property, Plant and Equipment;
•	Note 13, Fair Value Measurements; and
•	Note 19, Segment Reporting.

Similarly, the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) from the 2016 Form 10-K has been recast to reflect the changes referred to above.  The revised MD&A presentation is also included in Exhibit 99.1 to this report.

The changes referred to above had no impact on our historical consolidated financial position, results of operations or cash flows, as reflected in the recast Consolidated Financial Statements contained in Exhibit 99.1 to this report.  The recast Consolidated Financial Statements do not represent a restatement of previously issued consolidated financial statements.

This report, including Exhibit 99.1, does not reflect events occurring after the filing of the 2016 Form 10-K and does not modify or update the disclosures in the 2016 Form 10-K, other than as required to reflect the changes described above. Without limitation of the foregoing, this report does not purport to update the MD&A contained in the 2016 Form 10-K for any forward-looking statements. More current information is contained in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 and our Current Reports on Form 8-K filed with the SEC with respect to events occurring after December 31, 2016. This report should be read in conjunction with the 2016 Form 10-K, our Form 10-Q for the quarterly period ended March 31, 2017 and our Current Reports on Form 8-K filed subsequent to the 2016 Form 10-K. The Exhibits provided with this Form 8-K shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23	Consent of Deloitte & Touche LLP

99.1

Revised Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8. "Financial Statements and Supplementary Data" of McDermott International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016, each as revised solely to reflect the changes to our financial reporting structure.

101

The following revised materials from the Company's Annual Report on Form 10-K for the year ended December 31, 2016, formatted in Extensible Business Reporting Language (XBRL), each as revised solely to reflect the changes to our financial reporting structure: (a) Consolidated Statements of Operations; (b) Consolidated Statements of Comprehensive Income (Loss); (c) Consolidated Balance Sheets; (d) Consolidated Statements of Cash Flows; (e) Consolidated Statements of Equity;  and (f) Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 25, 2017

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart Spence
Stuart Spence Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Deloitte & Touche LLP

99.1

Revised Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8. "Financial Statements and Supplementary Data" of McDermott International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016, each as revised solely to reflect the changes to our financial reporting structure.

101

The following revised materials from the Company's Annual Report on Form 10-K for the year ended December 31, 2016, formatted in Extensible Business Reporting Language (XBRL) , each as revised solely to reflect the changes to our financial reporting structure: (a) Consolidated Statements of Operations; (b) Consolidated Statements of Comprehensive Income (Loss); (b) Consolidated Balance Sheets; (d) Consolidated Statements of Equity; (e) Consolidated Statements of Cash Flows; and (f) Notes to the Consolidated Financial Statements.